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                                                                  EXHIBIT 10.17



                                    Legoland

                                     Joust
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                               Services Agreement

      This Services Agreement is made and entered into effective the 10 of Dec., 1998, by and among Polaroid Corporation, a Delaware corporation with a place of business at 784 Memorial Drive, Cambridge, MA 02139 ("Polaroid"), LEGOLAND California, a California corporation with a place of business at One LEGO Drive, Carlsbad, CA 92008 ("LEGOLAND") and RX Technology, Inc., a Nevada corporation with a place of business at Mandeville, LA ("RXT").

      WHEREAS, Polaroid has paid a sponsorship fee to LEGOLAND, which entitles Polaroid to provide all photographic services in the Park, or subcontract the services to concession operators upon mutual agreement with LEGOLAND; and

      WHEREAS, Polaroid wishes to engage RXT to provide certain photographic services and RXT is willing to accept such engagement; and

      WHEREAS, LEGOLAND is willing to accept RXT's engagement to provide the goods and services as hereinafter described.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows.

      1. Definitions

      1.1 "Designated Attractions" means the Dragon Coaster and Joust attractions in the Park.

      1.2 "Gross Sales" means the price of all goods, wares and merchandise sold, and the charges for all services performed by RXT in the Park, for cash, credit or otherwise without reserve or deduction for uncollected amounts, including without limitation (i) sales and services (a) where orders originate in at or from the Park, regardless of whether delivery or performance takes place in the Park, and (b) where orders are made by mail, telephone, fax or email and are received or fulfilled at the Park, and (ii) deposits not refunded to customers. Excluded from Gross Sales shall be (A) refunds to customers on transactions otherwise included in Gross Sales, and (B) sales, excise or similar tax imposed by governmental authority and collected from customers and paid out as required by law. No other tax shall be deducted from Gross Sales.

      1.3 "Guest" means a member of the public in the Park.

      1.4 "Imaging System" means RXT's High Speed Ride Imaging System.

      1.5 "Other Merchandise" means merchandise such as mugs, t-shirts and the like which is imprinted with Guests' images.

      1.6 "Park" means the LEGOLAND California park.

      1.7 "RXT Picture" means the thermal output from the Imaging System which contains a Guest image.

      1.8 "Sales Booth" means a facility at the exit of each Designated Ride from which RXT can sell photographs and other merchandise.


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2. Capture and Sale of Images

      2.1 RXT shall install Imaging Systems at each of the Designated Attractions. The Imaging Systems will capture Guests' photographic images while they enjoy the Designated Attraction, will digitally store such images, and will display such images on video screens as the Guests exit the Designated Attraction.

      2.2 RXT Pictures and Other Merchandise will be available for purchase by the Guests at Sales Booths.

      2.3 LEGOLAND shall have the right in its sole discretion to approve or disapprove all RXT Picture formats and all Other Merchandise. Samples shall be provided by RXT to LEGOLAND upon request.

      2.4 LEGOLAND and Polaroid will each provide appropriate logo to incorporate into the RXT Picture frames or folders and Other Merchandise as agreed by the parties.

      2.5 Any inventory of RXT Pictures, frames, folders or Other Merchandise shall be the property and sole responsibility of RXT.

3. Imaging Systems

      3.1 Each Imaging System shall meet the specifications set out in Exhibit
A.

      3.2 Hardware, software, licenses, backup equipment and related system maintenance services and upgrades in connection with the Imaging Systems shall be provided by RXT at no charge. RXT will provide on-site backup equipment as required based on the frequency of repairs to eliminate the possibility of any Imaging System being out of service. All equipment which is visible shall conform to the prevailing design standards at the Park. All equipment, whether or not visible, will conform to safety and housekeeping standards as established by LEGOLAND.

      3.3 RXT shall provide LEGOLAND with specifications of all ergonomic and power requirements and any other infrastructure requirements necessary to enable RXT to carry out its obligations hereunder, and LEGOLAND shall supply such requirements or permit RXT access to install such requirements itself.

      3.4 Imaging Systems must be left powered on at all times, 24 hours a day, 7 days a week, 365 days a year. LEGOLAND will permit all Imaging Systems to remain powered on at all times. RXT shall instruct personnel to leave each Imaging System in sleep mode at the end of each business day.

      3.5 All media required for the Imaging Systems shall be purchased by RXT exclusively from Polaroid at the prices set out in Exhibit B, with terms of 2% 30, net 45 days. As mutually sgreed upon see Exhibit B. /s/ DLG

4. Sales Booths

      4.1 LEGOLAND will provide at each Designated Ride a Sales Booth for RXT's use, space in which to install one or more cameras and an agreed number of video

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displays, a telephone line and electrical power, heating and lighting as required. All of the foregoing will be provided at LEGOLAND's expense, provided that RXT will pay charges directly related to its use of the telephone.

      4.2 RXT will pay all expenses incurred in the installation of the Imaging Systems, including any special cabling, wiring, electrical power lines and corresponding trunking/conduit above or below the ground for such cables, as well as all expenses in connection with outfitting the Sales Booths as required by LEGOLAND. RXT will provide any poles required to enable the mounting of a camera and its enclosure, fittings and flash units.

      4.3 RXT will be open for business in accordance with the provisions of Exhibit C, Minimum Standards of Operation.

5. Sales Revenues

      5.1 RXT will generate End of Day ("EOD") sales reports and such other auditing and accounting information as may be agreed by the parties each business day and shall provide copies of the same to LEGOLAND and Polaroid. In addition, each Monday RXT shall submit a Weekly Gross Sales Report in the format designated by LEGOLAND for the week ending the previous Sunday.

      5.2 At the end of each business day RXT will deposit all receipts with LEGOLAND and LEGOLAND will be responsible for all deposit and security arrangements in connection with such receipts.

      5.3 The parties will share the Gross Sales revenues as follows:

                  LEGOLAND    20%
                  RXT         70%
                  Polaroid    10%

      5.4 LEGOLAND will remit the appropriate share of Gross Sales revenues to RXT and Polaroid as set out in Section 5.3 by credit transfer to their respective accounts every fourteen (14) days, or by other methods as agreed.

      5.5 RXT shall preserve for at least one (1) year all original books and records disclosing information regarding Gross Sales as LEGOLAND requires, including without limitation cash register tapes, sales slips, sales checks, tax reports, bank deposit records, sales journals and other supporting data. During the term of this Agreement, RXT shall upon twenty-four (24) hours' notice from LEGOLAND or Polaroid present such records at LEGOLAND's management office or to Polaroid's representative for examination or audit. Upon termination or expiration of this Agreement, RXT shall upon ten (10) days' notice from LEGOLAND or Polaroid present such records at LEGOLAND's or Polaroid's business address as specified herein for examination or audit. In either case, if such examination or audit discloses a discrepancy of 3% or more, RXT will promptly pay the requesting party the cost of the audit and the deficiency in fees, which deficiency shall be payable to both LEGOLAND and Polaroid in any event.

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6. Staffing

      6.1 RXT will hire, train, supervise and pay all personnel required to operate the Imaging Systems and Sales Booths. All LEGOLAND standards of excellence for Park personnel shall be met by RXT's personnel. LEGOLAND shall have the right to veto the employment of any potential RXT hire, or require the termination of any RXT personnel, provided such veto or requirement is in compliance with applicable law.

      6.2 RXT will provide its personnel with technical, sales and supervisory training. RXT personnel will also be required to attend LEGOLAND orientation and training programs, and will be required to work towards Guest satisfaction and to answer Guest inquiries to the same standard as Park personnel. RXT personnel shall be required to comply with the LEGOLAND Employee Guidebook and the Standards of Conduct set out in Exhibit D.

      6.3 All RXT personnel must adhere to LEGOLAND costume and grooming standards as in effect for Park personnel. LEGOLAND will provide all costumes and uniforms at RXT's expense.

7. Special Events

      7.1 RXT's appointment by Polaroid to provide Imaging Systems at the Designated Rides is a non-exclusive appointment within the Park. Polaroid retains right of first refusal on all photographic or other imaging services within the Park, whether to provide the services directly or through a third party approved by LEGOLAND.

      7.2 No less than thirty (30) days before any new attraction opens for which LEGOLAND requires photographic or other imaging services, or thirty (30) days or such shorter time as is practicable in the case of special photographic services for special events, LEGOLAND shall so notify Polaroid with a request for quote on providing such services. Polaroid shall respond to such request for quote within five (5) business days of receipt.

      7.3 LEGOLAND shall have the right to require RXT to operate the Imaging Services and Sales Booths at any special events which may occur outside of normal Park hours of operation at no additional charge to LEGOLAND or Polaroid provided that RXT has the opportunity to sell the RXT Pictures and Other Merchandise on standard terms as set out in this Agreement.

8. Warranty

      8.1 RXT warrants to LEGOLAND and Polaroid that the Imaging Systems will be kept in good working order at all times, that downtime during hours when the Park is open for business shall be no more than eight (8) hours per month, and that Imaging Systems will at all times be operated in a safe and lawful manner.

      8.2 RXT further warrants that all RXT Pictures, frames, folders and Other Merchandise shall be of good quality and free of defects in materials or workmanship. Any RXT Pictures, frames, folders or Other Merchandise which do not comply with the

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foregoing shall be replaced with items that do so comply. Any Guest who requests a refund for defective RXT Pictures, frames, folders or Other Merchandise shall be promptly issued such refund.

9. Limitation of Liability

      NO PARTY TO THIS AGREEMENT SHALL BE LIABLE IN ANY EVENT FOR LOSS OF PROFITS OR GOODWILL OR OTHER FINANCIAL LOSS OR FOR SPECIAL, INDIRECT, INCIDENTAL, COVER, PUNITIVE OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT FORESEEABLE AND EVEN IF ANOTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10. Indemnification

      10.1 RXT shall indemnify and hold LEGOLAND and Polaroid harmless from and against and defend any claim, suit or proceeding, and pay any settlement amounts or damages arising out of any claim that the Imaging System or any other products provided by RXT hereunder infringe upon any copyright, trade secret, patent or other intellectual property right of a third party. RXT shall have no obligations under this Section and shall not be liable for any claim of infringement arising from: (i) modification made to its products by anyone other than RXT, or (ii) use of its products outside the scope of this Agreement.

      10.2 Each party to this Agreement shall indemnify and hold the other harmless from and against, and defend any claim, suit or proceeding, and pay any settlement amounts or damages, arising out of claims by third parties: (i) that arise or result from a breach or failure by the indemnifying party to perform its obligations under this Agreement in accordance with its terms and conditions, or (ii) for death, personal injury or damage to personal, tangible property resulting from the wrongful acts or negligence of the indemnifying party's employees.

      10.3 A party seeking indemnification under this Agreement shall (i) promptly notify the indemnifying party in writing of the claim, suit or proceeding for which indemnification is sought, (ii) permit the indemnifying party to control such suit or proceeding, and reasonably cooperate with the indemnifying party in the defense or settlement of the claim, suit or proceeding, and (iii) have the right to proceed for its separate defense at its own expense.

11. Intellectual Property

      11.1 RXT owns and shall retain all intellectual property rights relating to the Imaging Systems, including without limitation patent, copyright, trademark and trade secret rights, provided however that LEGOLAND owns any and all intellectual property rights in and to any characters, visual representations, logos, slogans, trademarks, and promotional materials created or provided by LEGOLAND or its agents for use in connection with the Imaging Systems.

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      11.2 Neither LEGOLAND nor Polaroid agree hereby to accept RXT's trade secrets. Prior to disclosing any trade secrets to LEGOLAND or Polaroid, RXT must obtain their written consent.

12. Insurance

      12.1 RXT shall maintain in effect insurance with the following coverages:

            12.1.1 Comprehensive or commercial general liability policy including contractual liability and broad form property damage coverage, affording protection on an occurrence basis for claims arising out of bodily injury, death, and property damage, and having limits of not less than $500,000 for damage to property arising out of one occurrence, with a $2,000,000 aggregate limit of liability or $500,000 combined Single Limit per occurrence and $2,000,000 Combined Single Limit, aggregate, and

            12.1.2 Workers' Compensation Insurance as required by the laws of the state of California and Employer's Liability insurance with a $100,000 limit.

      12.2 RXT shall furnish to LEGOLAND certificates of insurance issued by the company or companies providing such insurance, evidencing that such policies are in effect and naming LEGOLAND as an additional insured thereunder and providing that no such insurance may be cancelled without at least ten (10) days' written notice to LEGOLAND.

      12.3 LEGOLAND shall maintain in effect comprehensive or commercial general liability insurance including contractual liability and broad form property damage coverage, affording protection on an occurrence basis for claims arising out of bodily injury, death, and property damage, and having limits of not less than $500,000 for damage to property arising out of one occurrence, with a $2,000,000 aggregate limit of liability or $500,000 combined Single Limit per occurrence and $2,000,000 Combined Single Limit, aggregate.

13. Term and Termination

      13.1 This Agreement shall become effective on the date that the Sponsorship Agreement between LEGOLAND and Polaroid becomes effective, and shall remain in effect for a term of three (3) years from the date of Opening. Thereafter, this Agreement will automatically renew for an additional two (2) year period unless any party gives written notice of non-renewal no less than thirty (30) days prior to the end of the initial term.

      13.2 This Agreement may be terminated by either LEGOLAND or Polaroid in the event that RXT is in breach of its material obligations hereunder and such breach continues despite written notice to both the party alleged to be in breach and the other non-breaching party specifying the alleged breach in detail and giving thirty (30) days for cure.

      13.3 Upon expiration or earlier termination, RXT shall remove the Imaging Systems and any other equipment, machinery, trade fixtures, equipment or supplies

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located in the Park which RXT owns, and repair any damage caused by such removal. In the event that such removal and repair does not occur within five
(5) working days after such termination or expiration, LEGOLAND shall have the right to effect such removal and repair and store such items, all at RXT's risk and expense.

      13.4 The following provisions shall survive termination or expiration of this Agreement and remain in force according to their terms: Sections 5.5, 8.2, 9, 10, 11, 13.3, 14.1 and 15.

14. Compliance

      14.1 RXT shall be responsible for obtaining and maintaining in force any licenses, permits and the like required by any governmental or regulatory agency or authority in order for RXT to carry out its obligations hereunder. If RXT is deemed to be in violation of any applicable law, ordinance or code by reason of RXT's activities or any modification made by RXT to the Park or equipment, RXT shall immediately cure such violation at its own expense and pay any fines or penalties attributable to such violation. If RXT fails to do so, LEGOLAND may in its sole discretion (a) cure such violation and pay such fines or penalties at RXT's risk and expense, or (b) terminate this Agreement without notice or liability to RXT.

      14.2 RXT shall not harm the Park, nor commit waste, nor create any nuisance, nor make any use of the Park which is unlawful or offensive in the sole determination of LEGOLAND, nor do any act tending to injure the reputation of LEGOLAND. RXT shall abide by all rules and regulations established by LEGOLAND.

      14.3 RXT shall not make any alterations or additions nor make any holes in the walls, partitions, ceilings or floors, nor permit the painting or placing of exterior signs, placards or other advertising media, banners, pennants, awnings, aerials, antennas or the like without on each occasion obtaining prior written permission of LEGOLAND. RXT shall not suffer any mechanic's lien to be filed against the Park by reason of any work, labor, services, or materials performed at or furnished to the Park or to RXT.

15. Non-Solicitation

      During the term of this Agreement and for a period of six (6) months after termination or expiration hereof, none of the parties hereto shall, directly or indirectly, interfere with the business of any other party hereto in any manner, including, without limitation, soliciting or inducing any employee or independent contractor to terminate or breach an employment, contractual or other relationship with such other party.

      RXT agrees to the policy stating that RXT may not hire a LEGOLAND employee for a period of sixty (60) days from their employment termination date with LEGOLAND. Exceptions to this policy may be made with the approval of the Merchandise Manager and the appropriate director.

      RXT agrees to a condition of employment, stating those employees of LEGOLAND and RXT cannot be employed concurrently with LEGOLAND and RXT.

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16. General

      16.1 This Agreement shall not be assigned by any party hereto without the prior written consent of the others.

      16.2 Notices shall be given in writing to the addresses first set out above or such other address as either party may designate in writing from time to time. All notices may be sent (i) by recognized overnight courier or (ii) by fax or email and confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or five (5) days from the date of postmark.

      16.3 This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, may be modified only in a writing signed by both parties, and shall supersede any and all communications, negotiations, correspondence, course of dealings and other agreements between the parties regarding such subject matter. The terms and conditions of this Agreement shall prevail notwithstanding any conflict with the terms and conditions of any purchase order, acknowledgment, invoice or other instrument submitted by any party.

      16.4 Any waiver of a default in performance hereunder shall be deemed a waiver of the particular instance only and shall not be deemed consent to continuing default. If any provision of this Agreement is found to be invalid, illegal or unenforceable, a modified provision shall be substituted which carries out as nearly as possible the original intent of the parties and the remaining provisions shall in no way be affected thereby.

      16.5 The parties hereto are independent contractors and shall not be deemed to be partners, joint venturers or agents of the other. Neither party shall have the right, power or authority to bind the other in any way.

      16.6 This Agreement shall be governed by the laws of the State of California, excluding its choice of law rules. Any and all disputes arising out of or related to this Agreement, if not resolved by good faith negotiation by the parties hereto, shall be referred to the state or federal courts of California, where jurisdiction and venue shall be deemed proper and exclusive.

      16.7 The remedies set out in this Agreement shall be the sole and exclusive remedies of the parties for any actions arising in connection with this Agreement and each party hereby waives any other remedy, whether in law or at equity.

      16.8 Section headings are for convenience only.

                  List of Exhibits

            Exhibit A               Imaging Systems Specifications

            Exhibit B               Media Pricing

            Exhibit C               Minimum Standards of Operation

            Exhibit D               Standards of Conduct

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      IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

POLAROID CORPORATION                      LEGOLAND CALIFORNIA


By:                                       By:

Name:                                     Name:

Title:                                    Title:


RX TECHNOLOGY, INC.

By: /s/ Donald Rex Gay

Name: Donald Rex Gay

Title: President

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                                   EXHIBIT A

                         Imaging System Specifications

                                 RX Technology
                           General System Description

      Image System                  $146,245.00

      R-EPOS                           8,289.00
      Monitors                         2,211.00
      Printers                         7,990.00
      Camera System                   20,281.00
      Flash Unit and Controller       32,995.00
      Freight                          1,200.00

Total Basic System                  $219,211.00

Specific configurations for each of the three systems to be furnished will vary. Systems will require multiple monitors, printers, flash units and other incidental equipment Specifications subject to change without notice. Warranties and Licenses apply as outlined in warranty/license documents. The use of RX Technology, Inc. hardware and software does not imply the sale of any rights to the technology, rights to reproduce the hardware or software, rights to market or sell the hardware or software, without the prior written consent and approval of RX Technology, Inc. specifically and exclusively.

Systems to be installed in conjunction with the Dragon Roller Coaster, The Joust, and The Flume Ride at LEGOLAND.

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                                   EXHIBIT B

                                 Media Pricing

RX Technology will agree to purchase all media required for the Imaging Systems at LEGOLAND from Polaroid subject to the following conditions:

1. Polaroid will be able to furnish all required media in a timely manner, If Polaroid is not able to meet requested and agreed upon delivery schedules, RX Technology may purchase media from a secondary source to meet sales requirements.

2. Polaroid will supply media at prices equal to or below the price that RX Technology currently receives under existing purchasing agreements and contracts.

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                                   EXHIBIT C

                         Minimum Standards of Operation

      RXT will be open for business, fully staffed, each day that the Park is open. Absences in excess of 1/2 hour in length on any day on which the Park is open are inexcusable unless approved in advance in writing by the Merchandise Specialist or the Retail Director. Every documented unexcused absence will result in a $100.00 fine payable by RXT to LEGOLAND.

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                                   EXHIBIT D
                              Standards of Conduct

The following represent minimum standards of employee conduct while working on-site in LEGOLAND.

o All RXT employees working with Guests must wear the approved LEGOLAND costume.

o ALL RXT employees working with Guests must comply with all other published LEGOLAND grooming guidelines.

o     No eating, drinking or chewing gum is permitted in view of Guests.

o     No sitting down is permitted unless working with a Guest.

o All areas in RXT's control must be returned to an orderly, clean, "as before opening" state of operation (all trash and empty cartons removed) at the end of each day.

o     Current days and hours of operation must be posted at closing every day.

Every documented violation of any of the above will result in a $25.00 fine payable by RXT to LEGOLAND. In addition, the following will also result in a $25.00 fine:

o Three (3) documented violations per month of Section 5.1 of the Services Agreement.

o Any repeat occurrences of safety violations, as noted during scheduled safety walk through.

The Merchandising Manager must approve any exceptions in writing.

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Addendum 1
Services Agreement

                               Services Agreement

      This Services Agreement is made and entered into effective the 10 of Dec., 1998, by and among Polaroid Corporation, a Delaware corporation with a place of business at 784 Memorial Drive, Cambridge, MA 02139 ("Polaroid"). LEGOLAND California, a California corporation with a place of business at One LEGO
Drive, Carlsbad, CA 92008 ("LEGOLAND") and RX Technology, Inc., a corporation with a place of business at Mandeville, LA ("RXT").

      WHEREAS, Polaroid has paid a sponsorship fee to LEGOLAND, which entitles Polaroid to provide all photographic services in the Park, or subcontract the services to concession operators upon mutual agreement with LEGOLAND; and

      WHEREAS, Polaroid wishes to engage RXT to provide certain photographic services and RXT is willing to accept such engagement; and

      WHEREAS, LEGOLAND is willing to accept RXT's engagement to provide the goods and services as hereinafter described.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows.

1. Definitions

      1.1 "Designated Attractions" means the Dragon Coaster and Joust attractions in the Park.

      1.2 "Gross Sales" means the price of all goods, wares and merchandise sold, and the charges for all services performed by RXT in the Park, for cash, credit or otherwise without reserve or deduction for uncollected amounts, including without limitation (i) sales and services (a) where orders originate in at or from the Park, regardless of whether delivery or performance takes place in the Park, and (b) where orders are made by mail, telephone, fax or email and are received or fulfilled at the Park, and (ii) deposits not refunded to customers. Excluded from Gross Sales shall be (A) refunds to customers on transactions otherwise included in Gross Sales, and (B) sales, excise or similar tax imposed by governmental authority and collected from customers and paid out as required by law. No other tax shall be deducted from Gross Sales.

      1.3 "Guest" means a member of the public in the Park.

      1.4 "Imaging System" means RXT's High Speed Ride Imaging System.

      1.5 "Other Merchandise" means merchandise such as mugs, t-shirts and the like which is imprinted with Guests' images.

      1.6 "Park" means the LEGOLAND California park.

      1.7 "RXT Picture" means the thermal output from the Imaging System which contains a Guest image.

      1.8 "Sales Booth" means a facility at the exit of each Designated Ride from which RXT can sell photographs and other merchandise.

2. Capture and Sale of Images

      2.1 RXT shall install Imaging Systems at each of the Designated Attractions. The Imaging Systems will capture Guests' photographic images while they enjoy the Designated Attraction, will digitally store such images, and will display such images on video screens as the Guests exit the Designated Attraction.

      2.2 RXT Pictures and Other Merchandise will be available for purchase by the Guests at Sales Booths.

      2.3 LEGOLAND shall have the right in its sole discretion to approve or disapprove all RXT Picture formats and all Other Merchandise. Samples shall be provided by RXT to LEGOLAND upon request.

      2.4 LEGOLAND and Polaroid will each provide appropriate logo to incorporate into the RXT Picture frames or folders and Other Merchandise as agreed by the parties.

      2.5 Any inventory of RXT Pictures, frames, folders or Other Merchandise shall be the property and sole responsibility of RXT.

3. Imaging Systems

      3.1 Each Imaging System shall meet the specifications set out in Exhibit
A.

      3.2 Hardware, software, licenses, backup equipment and related system maintenance services and upgrades in connection with the Imaging Systems shall be provided by RXT at no charge. RXT will provide on-site backup equipment as required based on the frequency of repairs to eliminate the possibility of any Imaging System being out of service. All equipment which is visible shall conform to the prevailing design standards at the Park. All equipment, whether or not visible, will conform to safety and housekeeping standards as established by LEGOLAND.

      3.3 RXT shall provide LEGOLAND with specifications of all ergonomic and power requirements and any other infrastructure requirements necessary to enable RXT to carry out its obligations hereunder, and LEGOLAND shall supply such requirements or permit RXT access to install such requirements itself.

      3.4 Imaging Systems must be left powered on at all times, 24 hours a day, 7 days a week, 365 days a year. LEGOLAND will permit all Imaging Systems to remain powered on at all times. RXT shall instruct personnel to leave each Imaging System in sleep mode at the end of each business day. [ILLEGIBLE]

      3.5 All media required for the Imaging Systems shall be purchased by RXT exclusively from Polaroid at the prices set out in Exhibit B, with terms of 2% 30, net 45 days. As mutually agreed upon See Exhibit B. /s/ DLG

4. Sales Booths

      4.1 LEGOLAND will provide at each Designated Ride a Sales Booth for RXT's use, space in which to install one or more cameras and an agreed number of video displays, a telephone line and electrical power, heating and lighting as required. All of the foregoing will be provided at LEGOLAND's expense, provided that RXT will pay charges directly related to its use of the telephone.

      4.2 RXT will pay all expenses incurred in the installation of the Imaging Systems, including any special cabling, wiring, electrical power lines and corresponding trunking/conduit above or below the ground for such cables, as well as all expenses in connection with outfitting the Sales Booths as required by LEGOLAND. RXT will provide any poles required to enable the mounting of a camera and its enclosure, fittings and flash units.

      4.3 RXT will be open for business in accordance with the provisions of Exhibit C, Minimum Standards of Operation.

5. Sales Revenues

      5.1 RXT will generate End of Day ("EOD") sales reports and such other auditing and accounting information as may be agreed by the parties each business day and shall provide copies of the same to LEGOLAND and Polaroid. In addition, each Monday RXT shall submit a Weekly Gross Sales Report in the format designated by LEGOLAND for the week ending the previous Sunday.

      5.2 At the end of each business day RXT will deposit all receipts with LEGOLAND and LEGOLAND will be responsible for all deposit and security arrangements in connection with such receipts.

      5.3 The parties will share the Gross Sales revenues as follows:

                  LEGOLAND    20%
                  RXT         70%
                  Polaroid    10%

      5.4 LEGOLAND will remit the appropriate share of Gross Sales revenues to RXT and Polaroid as set out in Section 5.3 by credit transfer to their respective accounts every fourteen (14) days, or by other methods as agreed.

      5.5 RXT shall preserve for at least one (1) year all original books and records disclosing information regarding Gross Sales as LEGOLAND requires, including without limitation cash register tapes, sales slips, sales checks, tax reports, bank deposit records, sales journals and other supporting data. During the term of this Agreement, RXT shall upon twenty-four (24) hours' notice from LEGOLAND or Polaroid present such records at LEGOLAND's management office or to Polaroid's representative for examination or audit. Upon termination or expiration of this Agreement, RXT shall upon ten (10) days' notice from LEGOLAND or Polaroid present such records at LEGOLAND's or Polaroid's business address as specified herein for examination or audit. In either case, if such examination or audit discloses a discrepancy of 3% or more, RXT will promptly pay the requesting party the cost of the audit and the deficiency in fees, which deficiency shall be payable to both LEGOLAND and Polaroid in any event.

6. Staffing

      6.1 RXT will hire, train, supervise and pay all personnel required to operate the Imaging Systems and Sales Booths. All LEGOLAND standards of excellence for Park personnel shall be met by RXT's personnel. LEGOLAND shall have the right to veto the employment of any potential RXT hire, or require the termination of any RXT personnel, provided such veto or requirement is in compliance with applicable law.

      6.2 RXT will provide its personnel with technical, sales and supervisory training. RXT personnel will also be required to attend LEGOLAND orientation and training programs, and will be required to work towards Guest satisfaction and to answer Guest inquiries to the same standard as Park personnel. RXT personnel shall be required to comply with the LEGOLAND Employee Guidebook and the Standards of Conduct set out in Exhibit D.

      6.3 All RXT personnel must adhere to LEGOLAND costume and grooming standards as in effect for Park personnel. LEGOLAND will provide all costumes and uniforms at RXT's expense.

7. Special Events

      7.1 RXT's appointment by Polaroid to provide Imaging Systems at the Designated Rides is a non-exclusive appointment within the Park. Polaroid retains right of first refusal on all photographic or other imaging services within the Park, whether to provide the services directly or through a third party approved by LEGOLAND.

      7.2 No less than thirty (30) days before any new attraction opens for which LEGOLAND requires photographic or other imaging services, or thirty (30) days or such shorter time as is practicable in the case of special photographic services for special events, LEGOLAND shall so notify Polaroid with a request for quote on providing such services. Polaroid shall respond to such request for quote within five (5) business days of receipt.

      7.3 LEGOLAND shall have the right to require RXT to operate the Imaging Services and Sales Booths at any special events which may occur outside of normal Park hours of operation at no additional charge to LEGOLAND or Polaroid provided that RXT has the opportunity to sell the RXT Pictures and Other Merchandise on standard terms as set out in this Agreement.

8. Warranty

      8.1 RXT warrants to LEGOLAND and Polaroid that the Imaging Systems will be kept in good working order at all times, that downtime during hours when the Park is open for business shall be no more than eight (8) hours per month, and that Imaging C Systems will at all times be operated in a safe and lawful manner.

      8.2 RXT further warrants that all RXT Pictures, frames, folders and Other Merchandise shall be of good quality and free of defects in materials or workmanship. Any RXT Pictures, frames, folders or Other Merchandise which do not comply with the foregoing shall be replaced with items that do so comply. Any Guest who requests a refund for defective RXT Pictures, frames, folders or Other Merchandise shall be promptly issued such refund.

9. Limitation of Liability

      NO PARTY TO THIS AGREEMENT SHALL BE LIABLE IN ANY EVENT FOR LOSS OF PROFITS OR GOODWILL OR OTHER FINANCIAL LOSS OR FOR SPECIAL, INDIRECT, INCIDENTAL, COVER, PUNITIVE OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT FORESEEABLE AND EVEN IF ANOTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10. Indemnification

      10.1 RXT shall indemnify and hold LEGOLAND and Polaroid harmless from and against and defend any claim, suit or proceeding, and pay any settlement amounts or damages arising out of any claim that the Imaging System or any other products provided by RXT hereunder infringe upon any copyright, trade secret, patent or other intellectual property right of a third party. RXT shall have no obligations under this Section and shall not be liable for any claim of infringement arising from: (i) modification made to its products by anyone other than RXT, or (ii) use of its products outside the scope of this Agreement.

      10.2 Each party to this Agreement shall indemnify and hold the other harmless from and against, and defend any claim, suit or proceeding, and pay any settlement amounts or damages, arising out of claims by third parties: (i) that arise or result from a breach or failure by the indemnifying party to perform its obligations under this Agreement in accordance with its terms and conditions, or (ii) for death, personal injury or damage to personal, tangible property resulting from the wrongful acts or negligence of the indemnifying party's employees.

      10.3 A party seeking indemnification under this Agreement shall (i) promptly notify the indemnifying party in writing of the claim, suit or proceeding for which indemnification is sought, (ii) permit the indemnifying party to control such suit or proceeding, and reasonably cooperate with the indemnifying party in the defense or settlement of the claim, suit or proceeding, and (iii) have the right to proceed for its separate defense at its own expense.

11. Intellectual Property

      11.1 RXT owns and shall retain all intellectual property rights relating to the Imaging Systems, including without limitation patent, copyright, trademark and trade secret rights, provided however that LEGOLAND owns any and all intellectual property rights in and to any characters, visual representations, logos, slogans, trademarks, and promotional materials created or provided by LEGOLAND or its agents for use in connection with the Imaging Systems.

      11.2 Neither LEGOLAND nor Polaroid agree hereby to accept RXT's trade secrets. Prior to disclosing any trade secrets to LEGOLAND or Polaroid, RXT must obtain their written consent.

12. Insurance

      12.1 RXT shall maintain in effect insurance with the following coverages:

            12.1.1 Comprehensive or commercial general liability policy including contractual liability and broad form property damage coverage, affording protection on an occurrence basis for claims arising out of bodily injury, death, and property damage, and having limits of not less than $500,000 for damage to property arising out of one occurrence, with a $2,000,000 aggregate limit of liability or $500,000 combined Single Limit per occurrence and $2,000,000 Combined Single Limit, aggregate, and

            12.1.2 Workers' Compensation Insurance as required by the laws of the state of California and Employer's Liability insurance with a $100,000 limit.

      12.2 RXT shall furnish to LEGOLAND certificates of insurance issued by the company or companies providing such insurance, evidencing that such policies are in effect and naming LEGOLAND as an additional insured thereunder and providing that no such insurance may be cancelled without at least ten (10) days' written notice to LEGOLAND.

      12.3 LEGOLAND shall maintain in effect comprehensive or commercial general liability insurance including contractual liability and broad form property damage coverage, affording protection on an occurrence basis for claims arising out of bodily injury, death, and property damage, and having limits of not less than $500,000 for damage to property arising out of one occurrence, with a $2,000,000 aggregate limit of liability or $500,000 combined Single Limit per occurrence and $2,000,000 Combined Single Limit, aggregate.

13. Term and Termination

      13.1 This Agreement shall become effective on the date that the Sponsorship Agreement between LEGOLAND and Polaroid becomes effective, and shall remain in effect for a term of three (3) years from the date of Opening. Thereafter, this Agreement will automatically renew for an additional two (2) year period unless any party gives written notice of non-renewal no less than thirty (30) days prior to the end of the initial term.

      13.2 This Agreement may be terminated by either LEGOLAND or Polaroid in the event that RXT is in breach of its material obligations hereunder and such breach continues despite written notice to both the party alleged to be in breach and the other non-breaching party specifying the alleged breach in detail and giving thirty (30) days for cure.

      13.3 Upon expiration or earlier termination, RXT shall remove the Imaging Systems and any other equipment, machinery, trade fixtures, equipment or supplies located in the Park which RXT owns, and repair any damage caused by such removal. In the event that such removal and repair does not occur within five
(5) working days after such termination or expiration, LEGOLAND shall have the right to effect such removal and repair and store such items, all at RXT's risk and expense.

      13.4 The following provisions shall survive termination or expiration of this Agreement and remain in force according to their terms: Sections 5.5, 8.2, 9, 10, 11, 13.3, 14.1 and 15.

14. Compliance

      14.1 RXT shall be responsible for obtaining and maintaining in force any licenses, permits and the like required by any governmental or regulatory agency or authority in order for RXT to carry out its obligations hereunder. If RXT is deemed to be in violation of any applicable law, ordinance or code by reason of RXT's activities or any modification made by RXT to the Park or equipment, RXT shall immediately cure such violation at its own expense and pay any fines or penalties attributable to such violation. If RXT fails to do so, LEGOLAND may in its sole discretion (a) cure such violation and pay such fines or penalties at RXT's risk and expense, or (b) terminate this Agreement without notice or liability to RXT.

      14.2 RXT shall not harm the Park, nor commit waste, nor create any nuisance, nor make any use of the Park which is unlawful or offensive in the sole determination of LEGOLAND, nor do any act tending to injure the reputation of LEGOLAND. RXT shall abide by all rules and regulations established by LEGOLAND.

      14.3 RXT shall not make any alterations or additions nor make any holes in the walls, partitions, ceilings or floors, nor permit the painting or placing of exterior signs, placards or other advertising media, banners, pennants, awnings, aerials, antennas or the like without on each occasion obtaining prior written permission of LEGOLAND. RXT shall not suffer any mechanic's lien to be filed against the Park by reason of any work, labor, services, or materials performed at or furnished to the Park or to RXT.

15. Non-Solicitation

      During the term of this Agreement and for a period of six (6) months after termination or expiration hereof, none of the parties hereto shall, directly or indirectly, interfere with the business of any other party hereto in any manner, including, without limitation, soliciting or inducing any employee or independent contractor to terminate or breach an employment, contractual or other relationship with such other party.

      RXT agrees to the policy stating that RXT may not hire a LEGOLAND employee for a period of sixty (60) days from their employment termination date with LEGOLAND. Exceptions to this policy may be made with the approval of the Merchandise Manager and the appropriate director.

      RXT agrees to a condition of employment, stating those employees of LEGOLAND and RXT cannot be employed concurrently with LEGOLAND and RXT.

16. General

      16.1 This Agreement shall not be assigned by any party hereto without the prior written consent of the others.

      16.2 Notices shall be given in writing to the addresses first set out above or such other address as either party may designate in writing from time to time. All notices may be sent (i) by recognized overnight courier or (ii) by fax or email and confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or five (5) days from the date of postmark.

      16.3 This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, may be modified only in a writing signed by both parties, and shall supersede any and all communications, negotiations, correspondence, course of dealings and other agreements between the parties regarding such subject matter. The terms and conditions of this Agreement shall prevail notwithstanding any conflict with the terms and conditions of any purchase order, acknowledgment, invoice or other instrument submitted by any party.

      16.4 Any waiver of a default in performance hereunder shall be deemed a waiver of the particular instance only and shall not be deemed consent to continuing default. If any provision of this Agreement is found to be invalid, illegal or unenforceable, a modified provision shall be substituted which carries out as nearly as possible the original intent of the parties and the remaining provisions shall in no way be affected thereby.

      16.5 The parties hereto are independent contractors and shall not be deemed to be partners, joint venturers or agents of the other. Neither party shall have the right, power or authority to bind the other in any way.

      16.6 This Agreement shall be governed by the laws of the State of California, excluding its choice of law rules. Any and all disputes arising out of or related to this Agreement, if not resolved by good faith negotiation by the parties hereto, shall be referred to the state or federal courts of California, where jurisdiction and venue shall be deemed proper and exclusive.

      16.7 The remedies set out in this Agreement shall be the sole and exclusive remedies of the parties for any actions arising in connection with this Agreement and each party hereby waives any other remedy, whether in law or at equity.

      16.8 Section headings are for convenience only.

                  List of Exhibits

            Exhibit A               Imaging Systems Specifications

            Exhibit B               Media Pricing

            Exhibit C               Minimum Standards of Operation

            Exhibit D               Standards of Conduct

      IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

POLAROID CORPORATION                      LEGOLAND CALIFORNIA

By: /s/ Sandra Lawrence                   By: /s/ William P. Havizuk

Name: Sandra Lawrence                     Name: William P. Havizuk, Jr.

Title: Corporate Vice President           Title: President


RX TECHNOLOGY, INC.

By: /s/ Donald Rex Gay

Name: Donald Rex Gay

Title: President

                                   EXHIBIT A

                         Imaging System Specifications

                                 RX Technology
                           General System Description

      Image System                $146,245.00

      R-EPOS                         8,289.00
      Monitors                       2,211.00
      Printers                       7,990.00
      Camera System                 20,281.00
      Flash Unit and Controller     32,995.00
      Freight                        1,200.00

Total Basic System                $219,211.00

Specific configurations for each of the two systems to be furnished will vary. Systems will require multiple monitors, printers, flash units and other incidental equipment. Specifications subject to change without notice. Warranties and Licenses apply as outlined in warranty/license documents. The use of RX Technology, Inc. hardware and software does not imply the sale of any rights to the technology, rights to reproduce the hardware or software, rights to market or sell the hardware or software, without the prior written consent and approval of RX Technology, Inc. specifically and exclusively.

Systems to be installed in conjunction with the Dragon Roller Coaster, The Joust, at LEGOLAND.

                                   EXHIBIT B

                                 Media Pricing

RX Technology will agree to purchase all media required for the Imaging Systems at LEGOLAND from Polaroid subject to the following conditions:

1. Polaroid will be able to furnish all required media in a timely manner. If Polaroid is not able to meet requested and agreed upon delivery schedules, RX Technology may purchase media from a secondary source to meet sales requirements.

2. Polaroid will supply media at prices equal to or below the price that RX Technology currently receives under existing purchasing agreements and contracts.

                                   EXHIBIT C

                         Minimum Standards of Operation

      RXT will be open for business, fully staffed, each day that the Park is open. Absences in excess of 1/2 hour in length on any day on which the Park is open are inexcusable unless approved in advance in writing by the Merchandise Manager or the Retail Director. Every documented unexcused absence will result in a $100.00 fine payable by RXT to LEGOLAND.

                                   EXHIBIT D
                              Standards of Conduct

The following represent minimum standards of employee conduct while working on-site in LEGOLAND.

o All RXT employees working with Guests must wear the approved LEGOLAND costume.

o ALL RXT employees working with Guests must comply with all other published LEGOLAND grooming guidelines.

o     No eating, drinking or chewing gum is permitted in view of Guests.

o     No sitting down is permitted unless working with a Guest.

o All areas in RXT's control must be returned to an orderly, clean, "as before opening" state of operation (all trash and empty cartons removed) at the end of each day.

o     Current days and hours of operation must be posted at closing every day.

Every documented violation of any of the above will result in a $25.00 fine payable by RXT to LEGOLAND. In addition, the following will also result in a $25.00 fine:

o Three (3) documented violations per month of Section 5.1 of the Services Agreement.

o Any repeat occurrences of safety violations, as noted during scheduled safety walk through.

The Retail Director must approve any exceptions in writing.

                     FIRST AMENDMENT TO SERVICES AGREEMENT

      This amendment (the "Amendment") is entered into as of this 30 day of March, 1999, by and among POLAROID CORPORATION ("Polaroid"), a Delaware corporation, located at 784 Memorial Drive, Cambridge, MA 02139, LEGOLAND CALIFORNIA ("Legoland"), a California corporation with an amusement park (the "Park") located at One Lego Drive, Carlsbad, CA 92008 and RX TECHNOLOGY ("RXT"), a Nevada corporation located at 2264 7th Street, Manderville, LA 70471.

                                   WITNESSETH

      WHEREAS, RXT entered into a Services Agreement (the "Agreement") with Polaroid and Legoland, dated as of December 10, 1998, in connection with RXT providing certain photographic services (the "Services") at the Park; and

      WHEREAS, KBK Financial, Inc. ("KBK"), a Delaware corporation, located at 301 Commerce Street, 2200 City Center II, Fort Worth, Texas 76102, has loaned funds to RXT which is secured by, among other things, the Imaging System (as defined in the Agreement) and other equipment (collectively, the "Equipment") used by RXT in providing the Services (KBK's loan to RXT is hereinafter called the "Loan"); and

      WHEREAS, the parties hereto desire to amend the Agreement to provide KBK with certain rights in the Imaging Systems and other Equipment in the event RXT defaults on the Loan; and

      NOW, THEREFORE in consideration of the foregoing premises and the mutual covenants contained therein, the parties agree as follows:

      1. An additional Subsection 5.6 shall be added to the Agreement and shall read:

            5.6 In the event RXT defaults on the Loan Documents (as defined below) prior to the expiration or other termination of the Agreement, and KBK (as defined below) promptly notifies LEGOLAND of this fact, LEGOLAND shall thereafter place the share of Gross Sales that is owed and owing to RXT pursuant to Section 5 of the Agreement in an escrow fund pending either (i) final determination by KBK and RXT as to what should be done with such funds, or (ii) receipt of an appropriate court order directing Legoland on how to distribute RXT's share of the Gross Sales.

      2. Subsection 13.3 in the Agreement is hereby amended to add the following language at the end:

                  Notwithstanding anything to the contrary herein, upon the
            occurrence of an event of default under the documents (collectively, the "Loan Documents") evidencing, governing and securing certain loan or loans made by KBK Financial, Inc. ("KBK") to RXT which is secured by, among other things, the Imaging

            System and other equipment used by RXT in providing its services hereunder (collectively, the "Equipment"), and KBK promptly notifies LEGOLAND of such default at the expiration or prior termination of the Agreement, KBK shall be entitled to promptly remove the Equipment from the Park, and KBK shall quit and surrender the Sales Booth(s) in the Park in good condition, reasonable wear and tear excepted. Unless LEGOLAND and KBK otherwise agree if KBK fails to remove the Equipment from the Park within five (5) days after KBK receives written notice of the termination of this Agreement, then KBK shall be deemed to have abandoned such property and title to the same shall at that time vest in LEGOLAND. Any costs and expenses incurred by LEGOLAND in removing such abandoned property (including the reasonable value of the services rendered by Park employees in connection therewith) shall be paid to LEGOLAND by KBK promptly following demand therefor.

      3. All other terms and conditions of all three Agreements remain the same.

      IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto on the day and year first hereinabove written.

                                        LEGOLAND CALIFORNIA

                                        By: /s/ Carol [ILLEGIBLE]
                                            ------------------------------------
                                        Name: Carol [ILLEGIBLE]
                                              ----------------------------------
                                        Title: Retail Director
                                               ---------------------------------


                                        POLAROID CORPORATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        RX TECHNOLOGY, INC.

                                        By: /s/ Donald Rex Gay
                                            ------------------------------------
                                        Name: Donald Rex Gay
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------